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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 17, 2004

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                         001-14593                  22-3586492
-----------------                 ----------------         ---------------------
 (State or Other                    (Commission                (IRS Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                           --------------

                                       N/A
   ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure.

The following information is filed pursuant to Item 5, "other events and Regulation FD disclosure." A copy of the press release issued March 17, 2004, is attached hereto as Exhibit 99.1 and is filed under this Item 5.

Item 12.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, "results of operations and financial condition." A copy of the press release issued March 17, 2004, is attached hereto as Exhibit 99.1 and is furnished under this Item 12.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MIIX GROUP, INCORPORATED


                                             By: /s/ Patricia A. Costante
                                                 -------------------------------
                                                 Patricia A. Costante
                                                 Chairman and CEO

March 17, 2004


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                                  EXHIBIT INDEX


Exhibit No.                                    Description
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99.1                                       Press release dated March 17, 2004